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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2000
                              (SEPTEMBER 24, 2000)


                                    @PLAN.INC
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             (Exact name of registrant as specified in its charter)

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                   TENNESSEE                                      0-25575                         62-1643381
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
(State or other jurisdiction of incorporation)          (Commission File Number)               (I.R.S. Employer
                                                                                               Identification No.)


           THREE LANDMARK SQUARE, SUITE 400
                 STAMFORD, CONNECTICUT                                                         06901
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      (Address of principal executive offices)                                               (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 961-0340


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

      @plan.inc (the "Company") issued a press release on September 25, 2000 announcing that the Company had entered into an Agreement and Plan of Merger, dated as of September 24, 2000 (the "Merger Agreement") among DoubleClick Inc., a Delaware corporation ("DoubleClick"), Atlas Merger Sub, Inc., a Tennessee corporation and a direct wholly-owned subsidiary of DoubleClick ("Merger Sub"), and the Company. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation. As a result of the Merger, the Company will become a wholly-owned subsidiary of DoubleClick. For information regarding the terms and conditions of the Merger, including the consideration to be paid to the Company's shareholders, reference is made to the Merger Agreement attached hereto as
      Exhibit 2.1 and incorporated herein by reference and Exhibit 99.1 incorporated herein by reference.

      In connection with the execution of the Merger Agreement, certain shareholders of the Company entered into Shareholders Agreements with DoubleClick, dated as of September 24, 2000, pursuant to which they agreed to vote a specified number of their shares of the Company common stock for the approval of the Merger Agreement and all other transactions contemplated by the Merger Agreement. The form of this Shareholder Agreement is attached as Annex A to the Merger Agreement.

      Consummation of the Merger is subject to certain conditions, including termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by the Company's shareholders and other customary closing conditions.

Item 7(c). Exhibits

           2.1 Agreement and Plan of Merger and Reorganization, dated as of September 24, 2000, by and among DoubleClick Inc., Atlas Merger Sub, Inc. and @plan.inc. (Including Annexes thereto, but excluding schedules and other exhibits to this document which supplemental copies the Company will furnish to the Commission upon request).

           99.1 Press Release dated September 25, 2000 (Incorporated by reference to the Company's Rule 425 filing on September 25, 2000, File No. 000-25575).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         @plan.inc

Date: September 27, 2000

                                         By: /s/ Mark K. Wright
                                            ------------------------------------
                                            Mark K. Wright
                                            Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX


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     No.       Exhibit
     ---       -------

     2.1 Agreement and Plan of Merger and Reorganization, dated as of September 24, 2000, by and among DoubleClick Inc., Atlas Merger Sub, Inc. and @plan.inc. (Including Annexes thereto, but excluding schedules and other exhibits to this document which supplemental copies the Company will furnish to the Commission upon request).

    99.1 Press Release dated September 25, 2000 (Incorporated by reference to the Company's Rule 425 filing on September 25, 2000, File No. 000-25575).
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